united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1. Reports to Stockholders.

united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1. Reports to Stockholders.

Annual Report

December 31, 2019

TOPS® Aggressive Growth ETF Portfolio

TOPS® Balanced ETF Portfolio

TOPS® Conservative ETF Portfolio

TOPS® Growth ETF Portfolio

TOPS® Moderate Growth ETF Portfolio

Each a series of the Northern Lights Variable Trust

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolios’ shareholder reports from the insurance company that offers your contract will no longer be sent by mail unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

A Message from the TOPS® Portfolio Management Team

End of Year 2019 Market Commentary

“2019 Total Returns Were Strong Across Stocks & Bonds”

It is a rare year when just about everything goes up, but that is what occurred in 2019 as stock market, bond market, REIT and natural resource returns were all positive. Because the TOPS portfolios consist of ETFs representing those sectors, the full year TOPS portfolio returns were very strong, ranging from just over 11% to about 25%. The more aggressive TOPS portfolios (higher equity allocations) were at the forefront all year and they rallied strongly in Q4 2019, as investor worries about recession once again ebbed. Further, we are pleased to continue to report that all TOPS portfolio returns for the trailing three-year, five-year and ten-year time frames remain well into positive territory.

After discussing fourth quarter and full year 2019 financial market results and TOPS portfolios, we will present our perspective on three topics which may impact our portfolio strategies in coming months:

1)	No US Recession in 2019 – will we see boom, bust or slow growth in 2020?

2)	Trade War tariffs and rhetoric eased in late 2019 – will this continue in 2020?

3)	No earnings growth in 2019 – will earnings decline or reaccelerate in 2020?

Fourth Quarter and Full Year Market Review

Every major stock market index we follow tracked the same quarterly pattern for 2019: a weak middle half of the year book ended by strong gains. You may recall the bull market was nearly derailed in Q4 2018 by a sharp selloff. While stock indexes of all sizes around the globe bounced back sharply in early 2019, only the S&P 500 managed to return to its 2018 record highs by April. Markets were choppy from that point until the end of Q3 due to investor concerns about earnings, trade/tariff wars, slowing GDP, inverted yield curves and political issues.

It appears the “risk on” switch was thrown in early October. Suddenly the earnings attention was on beating estimates rather than year-over-year comparisons; trade war tensions eased; GDP stabilized; and the yield curve returned to its normal positive slope. The impeachment of President Trump continued its relentless track, but investors didn’t seem to care, as they focused on the positive side of the news.

12/31/2019

After a very weak Q3, the FTSE Emerging Markets led the Q4 equities rally with a +11.4% return. The FTSE Developed ex-US (international) also had solid gains at +8.6%. However, the primary trend of the past few years continued in Q4, as large cap US stocks were strong. S&P Value (+9.9%) beat S&P Growth (+8.3%) for the second quarter in a row, so we will monitor this to see if a Value over Growth leadership shift is underway. The S&P 500 was +9.1%, Natural Resources was +8.7%, S&P Small Cap was +8.2% and S&P Midcap +7.1%. International REITS gained 7.0%, but US REITS were flat as they consolidated strong gains earlier in the year.

The positive full year 2019 results stand in stark contrast to the declines suffered in 2018. US stocks once again led the recovery with the S&P Value +31.9%, S&P 500 +31.5% and S&P Growth +31.1%. The advance was very broad as each of the S&P industry sectors reported a double-digit gain for the year. Smaller US stocks did well but lagged their large cap brethren as the S&P MidCap was +26.2% and S&P SmallCap returned +22.8%. US REITS had a strong year at +27.6%. On the global front, Global REITS were +21.2% and Global Natural Resources were +18.6%. International stock returns were not as strong as US stocks, but still showed solid gains as FTSE Developed International returned +22.3% and Emerging Markets were +20.4% as trade war fears eased in Q4.

Contrary to consensus expectations, bond returns were positive for 2019 as fears of further Fed tightening were replaced by speculation about further rate cuts into 2020. The US 10-year Treasury (10UST) yielded a relatively robust 2.69% at year end 2018 but fell to 2.00% at the end of Q2. The desire to buy bonds “before yields fall even further” pushed the 10UST yield down toward 1.5% in Q3. However, as the Fed cut rates and recession fears subsided, investors shifted back toward “risk-on” tactics and the UST gradually rose to finish 2019 at 1.92%. The Barclays US Aggregate Bond index was barely positive at +0.2% in Q4, but US TIPS were +0.8%. Reflecting the shift toward taking risk, the JP Morgan Emerging Markets Bond Index was +4.4% and US Corporate bonds also outpaced treasuries with the IBoxx Investment Grade Index +1.4% and High Yield Corporates +2.6%.

For the full year, the Barclays US Aggregate Bond index returned a well above average +8.7%. US Corporates led the way with Investment Grade bonds +17.3% and High Yield bonds +14.3%. The easing of trade tensions sparked the JP Morgan Emerging Markets Bond Index to +10.1% for the year and Hedged International Bonds were +8.1%. The US Treasury and TIPS indexes represented in TOPS portfolios all reported mid-single-digit gains.

The result of these asset class and sector returns is that the TOPS portfolios posted strong returns for 2019. Our largest equity portfolio weighting in every portfolio is to the S&P 500, so the continued leadership of US large cap is important to TOPS returns. Our diversified portfolios also have allocations to smaller US, international, real estate and natural resource ETFs which have lagged US large caps in recent years. We continue to believe these holdings give TOPS favorable risk/reward characteristics over time. Diversification within TOPS bond holdings had a positive impact on portfolio returns in 2019 as corporate and international bonds outperformed the benchmark US treasuries.

12/31/2019

Boom, Bust or Slow Growth for the US economy in 2020?

The current economic expansion has lasted over 10 years – the longest period without a recession in US history. We have often stated that economic expansions do not die of old age – the usual cause is a credit crunch engineered by the Federal Reserve. Our research partners at Yardeni Research make the case that busts (recessions) are often preceded by economic booms (high growth). The booms cause inflation to heat up which leads the Fed to tighten policy which reduces credit availability (a credit crunch). The worry in 2019 was that the Fed had overtightened, as reflected in the inverted yield curve (short rates higher than long term rates). An inverted yield curve is often a signal that a recession is in the offing.

We believe the inverted yield curve was an indicator that the Fed’s final rate hike in 2018 was a mistake, rather than an indicator that the economy was headed into recession. When the Fed reversed course last summer, the curve returned to its normal upward slope. The factors behind the slow growth (no boom) of the past decade remain in place, including excess productive capacity, aging demographics, and very low inflation. We are wary of the folly of attempting to predict yearly economic growth rates, but for now the trend of “no boom, no bust” should result in continued modest growth for the US and global economies.

Will Trade Wars Flare up or Subside in 2020?

The primary cause of market volatility in 2019 was shifts between hopes and fears for the progress of discussions on trade issues. While there have been no official bear market interruptions to the record-long bull that began in 2009, Yardeni Research has identified 65 “panic attacks” or short-term selloffs. Of the five most recent panic attacks in 2018-19, two were related to the Fed. The three others were all caused by trade/tariff rhetoric and actions. We also note that several rallies have started over “good news” on the trade front. Most recently, the US and China announced a Phase 1 trade agreement would be signed in January. The US is reducing/postponing tariffs and China is increasing imports and will treat US companies more fairly. In addition, the Senate will likely approve the United States–Mexico–Canada Agreement (the USMCA replaces NAFTA) which has already passed the House. This is a volatile and unpredictable topic, but it is currently headed in a positive direction.

Will Earnings Decline or Reaccelerate in 2020?

Current year EPS growth rates do not always drive the stock market as shown by the past two years. Despite strong EPS growth in 2018, the S&P lost ground and the reverse was true in 2019 as stocks soared while EPS went nowhere.

S&P 500 earnings per share (EPS) were turbo-charged to a 20% gain in 2018 by the tax cuts and regulatory changes enacted in the prior year by the Tax Cuts and Jobs Act. EPS for 2019 saw little growth due to tough comparisons, slowing economic growth and rising costs. Nonetheless, the consensus forecast for 2020 is for roughly 10% EPS growth due to a combination

12/31/2019

of modest revenue growth, well-controlled costs, and continued share buybacks. (When companies buy back shares, there are fewer shares outstanding and therefore higher earnings per share.)

If the US economic expansion continues, interest rates stay low and inflation is nonexistent, it is hard to make the case for a nasty EPS decline. On the other hand, without the tailwind of an economic boom, a strong reacceleration in EPS is improbable. Modest EPS growth looks like the most likely outcome.

Portfolio Strategies

While we closely watch for factors that could suddenly impact the markets, we focus our portfolio strategies on reasonable longer-term assumptions that drive risk, return and correlation of asset classes. As discussed above, so long as current trends remain in place, we believe the portfolios are appropriately structured.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P MidCap 400® measures the mid-cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The MSCI EAFE ® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies.

The Barclays Capital Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (MBS) foreign bonds, government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody's, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody's and S&P was used), and have $600 million or more of outstanding face value.

The Barclays Capital U.S. Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

12/31/2019

The Barclays Capital Intermediate U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

The PIMCO 0-5 Year High Yield Corporate Bond Index ETF tracks the BofA Merrill Lynch 0-5 Year US High Yield Constrained Index. The BofA Merrill Lynch 0-5 Year US High Yield Constrained Index is an unmanaged index comprised of US dollar denominated below investment grade corporate debt securities publicly issued in the US domestic market with remaining maturities of less than 5 years.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past Performance is no guarantee of future results. Past performance does not guarantee future results, and current performance may be lower or higher than the data quoted.

3136-NLD-1/23/2020

12/31/2019

TOPS® Aggressive Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2019

The Portfolio’s performance figures* for the periods ended December 31, 2019 as compared to its benchmark:

		Five	Performance	Performance
	One	Year	Since Inception**	Since Inception***	Performance
	Year	(Annualized)	(Annualized)	(Annualized)	Since Inception****
Aggressive Growth ETF Portfolio
Class 1	24.70%	8.29%	7.97%	N/A	N/A
Class 2	24.37%	8.02%	7.74%	N/A	N/A
Investor Class	24.06%	N/A	N/A	7.66%	N/A
Service Class	NA	NA	NA	N/A	7.42%
S&P 500 Total Return Index *****	31.49%	11.70%	12.95%	12.30%	11.19%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class, and Service Class are 0.32%, 0.57%, 0.82%, and 0.62%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2019	% of Net Assets
Equity Funds	97.3%
Other Assets and Liabilities - net/Short-Term Investments	2.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Balanced ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2019

The Portfolio’s performance figures* for the periods ended December 31, 2019 as compared to its benchmark:

		Five	Performance	Performance
	One	Year	Since Inception**	Since Inception***	Performance
	Year	(Annualized)	(Annualized)	(Annualized)	Since Inception****
Balanced ETF Portfolio
Class 1	16.26%	5.26%	5.47%	N/A	N/A
Class 2	15.93%	5.00%	5.11%	N/A	N/A
Investor Class	15.78%	N/A	N/A	5.09%	N/A
Service Class	N/A	N/A	N/A	N/A	6.18%
S&P 500 Total Return Index *****	31.49%	11.70%	12.95%	12.30%	11.19%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class and Service Class are 0.35%, 0.60%, 0.85%, and 0.65%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2019	% of Net Assets
Equity Funds	50.1%
Debt Funds	48.0%
Other Assets and Liabilities - net/Short-Term Investments	1.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Conservative ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2019

The Portfolio’s performance figures* for the periods ended December 31, 2019 as compared to its benchmark:

		Five	Performance	Performance
	One	Year	Since Inception**	Since Inception***	Performance
	Year	(Annualized)	(Annualized)	(Annualized)	Since Inception****
Conservative ETF Portfolio
Class 1	12.03%	4.06%	4.22%	N/A	N/A
Class 2	11.70%	3.77%	3.96%	N/A	N/A
Investor Class	11.35%	N/A	N/A	3.98%	N/A
Service Class	N/A	N/A	N/A	N/A	4.94%
S&P 500 Total Return Index *****	31.49%	11.70%	12.95%	12.30%	11.19%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class, and Service Class are 0.37%, 0.62%, 0.87%, and 0.67%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2019	% of Net Assets
Debt Funds	68.0%
Equity Funds	30.0%
Other Assets and Liabilities - net/Short-Term Investments	2.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2019

The Portfolio’s performance figures* for the periods ended December 31, 2019 as compared to its benchmark:

		Five	Performance	Performance
	One	Year	Since Inception**	Since Inception***	Performance
	Year	(Annualized)	(Annualized)	(Annualized)	Since Inception****
Growth ETF Portfolio
Class 1	22.36%	7.39%	8.21%	N/A	N/A
Class 2	22.07%	7.13%	7.88%	N/A	N/A
Investor Class	21.72%	N/A	N/A	6.94%	N/A
Service Class	N/A	N/A	N/A	N/A	7.16%
S&P 500 Total Return Index *****	31.49%	11.70%	12.95%	12.30%	11.19%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class, and Service Class are 0.34%, 0.59%, 0.84%, and 0.64%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2019	% of Net Assets
Equity Funds	85.0%
Debt Funds	13.0%
Other Assets and Liabilities - net/Short-Term Investments	2.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Moderate Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2019

The Portfolio’s performance figures* for the periods ended December 31, 2019 as compared to its benchmark:

		Five	Performance	Performance
	One	Year	Since Inception**	Since Inception***	Performance
	Year	(Annualized)	(Annualized)	(Annualized)	Since Inception****
Moderate Growth ETF Portfolio
Class 1	19.14%	6.44%	6.27%	N/A	N/A
Class 2	18.91%	6.16%	5.99%	N/A	N/A
Investor Class	18.52%	N/A	N/A	6.06%	N/A
Service Class	N/A	N/A	N/A	N/A	6.60%
S&P 500 Total Return Index *****	31.49%	11.70%	12.95%	12.30%	11.19%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class and Service Class are 0.34%, 0.59%, 0.84% and 0.64%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2019	% of Net Assets
Equity Funds	64.9%
Debt Funds	32.9%
Other Assets and Liabilities - net/Short-Term Investments	2.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Aggressive Growth ETF Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Value

	EXCHANGE TRADED FUNDS - 97.3%
	EQUITY FUNDS - 97.3%
24,808	FlexShares Global Upstream Natural Resources Index Fund	$831,812
14,078	iShares Core S&P Mid-Cap ETF	2,897,534
29,680	iShares Core S&P Small-Cap ETF	2,488,668
19,769	SPDR Portfolio S&P 500 Growth ETF	828,519
23,768	SPDR Portfolio S&P 500 Value ETF	829,741
84,940	Vanguard FTSE Developed Markets ETF	3,742,456
57,335	Vanguard FTSE Emerging Markets ETF	2,549,687
7,044	Vanguard Global ex-U.S. Real Estate ETF	416,230
4,488	Vanguard Real Estate ETF	416,442
17,521	Vanguard S&P 500 ETF	5,182,712
3,044	WisdomTree Emerging Markets SmallCap Dividend Fund +	145,564
	TOTAL EXCHANGE TRADED FUNDS (Cost - $18,474,284)	20,329,365

	SHORT-TERM INVESTMENTS - 4.0%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 0.7%
142,784	STIT - Government & Agency Portfolio, Institutional Class - 1.51% (a)	142,784

	MONEY MARKET FUND - 3.3%
702,535	STIT - Government & Agency Portfolio, Institutional Class - 1.51% (a)	702,535

	TOTAL SHORT-TERM INVESTMENTS (Cost - $845,319)	845,319

	TOTAL INVESTMENTS - 101.3% (Cost - $19,319,603)	$21,174,684
	OTHER ASSETS AND LIABILITIES - NET - (1.3)%	(274,390)
	TOTAL NET ASSETS - 100.0%	$20,900,294

ETF - Exchange Traded Fund

+	All or a portion of this security is on loan. Total loaned securities had a value of $139,958 at December 31, 2019. The loaned securities were secured with cash collateral of $142,784.

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2019.

See accompanying notes to financial statements.

TOPS® Balanced ETF Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Value

	EXCHANGE TRADED FUNDS - 98.1%
	DEBT FUNDS - 48.0%
16,370	iShares iBoxx $ Investment Grade Corporate Bond ETF	$2,094,705
34,234	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	1,052,011
42,667	SPDR Portfolio Short Term Corporate Bond ETF	1,315,850
23,273	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	791,515
11,949	Vanguard Intermediate-Term Treasury ETF	787,917
9,888	Vanguard Mortgage-Backed Securities ETF	525,745
64,087	Vanguard Short-Term Inflation-Protected Securities ETF	3,158,208
25,945	Vanguard Short-Term Treasury ETF	1,578,234
4,645	Vanguard Total International Bond ETF	262,814
20,895	Xtrackers USD High Yield Corporate Bond ETF	1,052,481
		12,619,480
	EQUITY FUNDS - 50.1%
31,543	FlexShares Global Upstream Natural Resources Index Fund	1,057,637
5,114	iShares Core S&P Mid-Cap ETF	1,052,564
12,579	iShares Core S&P Small-Cap ETF	1,054,749
12,567	SPDR Portfolio S&P 500 Growth ETF	526,683
52,886	SPDR Portfolio S&P 500 Value ETF	1,846,250
48,000	Vanguard FTSE Developed Markets ETF	2,114,880
35,561	Vanguard FTSE Emerging Markets ETF	1,581,398
13,434	Vanguard Global ex-U.S. Real Estate ETF	793,815
8,561	Vanguard Real Estate ETF	794,375
8,020	Vanguard S&P 500 ETF	2,372,316
		13,194,667
	TOTAL EXCHANGE TRADED FUNDS (Cost - $24,242,917)	25,814,147

	SHORT-TERM INVESTMENTS - 2.9%
	MONEY MARKET FUND - 2.9%
768,236	STIT - Government & Agency Portfolio, Institutional Class - 1.51% (a)
	TOTAL SHORT TERM INVESTEMENTS (Cost - $768,236)	768,236

	TOTAL INVESTMENTS - 101.0% (Cost - $25,011,153)	$26,582,383
	OTHER ASSETS AND LIABILITIES - NET - (1.0)%	(266,043)
	TOTAL NET ASSETS - 100.0%	$26,316,340

ETF - Exchange Traded Fund

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2019.

See accompanying notes to financial statements.

TOPS® Conservative ETF Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Value

	EXCHANGE TRADED FUNDS - 98.0%
	DEBT FUNDS - 68.0%
7,876	iShares iBoxx $ Investment Grade Corporate Bond ETF	$1,007,813
4,328	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	431,632
5,678	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund +	576,828
28,214	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	867,016
42,208	SPDR Portfolio Short Term Corporate Bond ETF	1,301,695
8,514	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	289,561
10,956	Vanguard Intermediate-Term Treasury ETF	722,439
5,439	Vanguard Mortgage-Backed Securities ETF	289,192
46,936	Vanguard Short-Term Inflation-Protected Securities ETF	2,313,006
21,392	Vanguard Short-Term Treasury ETF	1,301,275
10,185	Vanguard Total International Bond ETF	576,267
2,865	Xtrackers USD High Yield Corporate Bond ETF	144,310
		9,821,034
	EQUITY FUNDS - 30.0%
8,641	FlexShares Global Upstream Natural Resources Index Fund	289,733
2,805	iShares Core S&P Mid-Cap ETF	577,325
3,447	iShares Core S&P Small-Cap ETF	289,031
6,855	SPDR Portfolio S&P 500 Growth ETF	287,293
16,531	SPDR Portfolio S&P 500 Value ETF	577,097
16,401	Vanguard FTSE Developed Markets ETF	722,628
3,241	Vanguard FTSE Emerging Markets ETF	144,127
4,933	Vanguard Global ex-U.S. Real Estate ETF	291,491
3,147	Vanguard Real Estate ETF	292,010
2,921	Vanguard S&P 500 ETF	864,032
		4,334,767
	TOTAL EXCHANGE TRADED FUNDS (Cost - $13,525,814)	14,155,801

	SHORT-TERM INVESTMENTS - 4.1%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 2.1%
303,469	STIT - Government & Agency Portfolio, Institutional Class - 1.51% (a)	303,469

	MONEY MARKET FUND - 2.0%
286,409	STIT - Government & Agency Portfolio, Institutional Class - 1.51% (a)	286,409

	TOTAL SHORT-TERM INVESTMENTS (Cost - $589,878)	589,878

	TOTAL INVESTMENTS - 102.1% (Cost - $14,115,692)	$14,745,679
	OTHER ASSETS AND LIABILITIES - NET - (2.1)%	(308,171)
	TOTAL NET ASSETS - 100.0%	$14,437,508

ETF - Exchange Traded Fund

+	All or a portion of this security is on loan. Total loaned securities had a value of $297,092 at December 31, 2019. The loaned securities were secured with cash collateral of $303,469.

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2019.

See accompanying notes to financial statements.

TOPS® Growth ETF Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Value

	EXCHANGE TRADED FUNDS - 98.0%
	DEBT FUNDS - 13.0%
5,492	iShares iBoxx $ Investment Grade Corporate Bond ETF	$702,756
20,725	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	704,857
6,621	Vanguard Mortgage-Backed Securities ETF	352,039
21,479	Vanguard Short-Term Inflation-Protected Securities ETF	1,058,485
11,589	Vanguard Short-Term Treasury ETF	704,959
20,984	Xtrackers USD High Yield Corporate Bond ETF +	1,056,964
		4,580,060
	EQUITY FUNDS - 85.0%
63,267	FlexShares Global Upstream Natural Resources Index Fund	2,121,343
18,835	iShares Core S&P Mid-Cap ETF	3,876,620
33,704	iShares Core S&P Small-Cap ETF	2,826,081
33,474	SPDR Portfolio S&P 500 Growth ETF	1,402,895
50,412	SPDR Portfolio S&P 500 Value ETF	1,759,883
136,272	Vanguard FTSE Developed Markets ETF	6,004,144
67,240	Vanguard FTSE Emerging Markets ETF	2,990,163
18,013	Vanguard Global ex-U.S. Real Estate ETF	1,064,388
7,662	Vanguard Real Estate ETF	710,957
23,814	Vanguard S&P 500 ETF	7,044,181
3,698	WisdomTree Emerging Markets SmallCap Dividend Fund +	176,838
		29,977,493
	TOTAL EXCHANGE TRADED FUNDS (Cost - $31,643,990)	34,557,553

	SHORT-TERM INVESTMENTS - 5.8%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 3.5%
1,226,710	STIT - Government & Agency Portfolio, Institutional Class - 1.51% (a)	1,226,710

	MONEY MARKET FUND - 2.3%
825,068	STIT - Government & Agency Portfolio, Institutional Class - 1.51% (a)	825,068

	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,051,778)	2,051,778

	TOTAL INVESTMENTS - 103.8% (Cost - $33,695,768)	$36,609,331
	OTHER ASSETS AND LIABILITIES - NET - (3.8)%	(1,325,670)
	TOTAL NET ASSETS - 100.0%	$35,283,661

ETF - Exchange Traded Fund

+	All or a portion of this security is on loan. Total loaned securities had a value of $1,199,355 at December 31, 2019. The loaned securities were secured with cash collateral of $1,226,710.

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2019.

See accompanying notes to financial statements.

TOPS® Moderate Growth ETF Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Value

	EXCHANGE TRADED FUNDS - 97.8%
	DEBT FUNDS - 32.9%
20,217	iShares iBoxx $ Investment Grade Corporate Bond ETF	$2,586,967
151,392	SPDR Portfolio Short Term Corporate Bond ETF	4,668,929
30,524	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1,038,121
7,859	Vanguard Intermediate-Term Treasury ETF	518,223
19,511	Vanguard Mortgage-Backed Securities ETF	1,037,400
63,175	Vanguard Short-Term Inflation-Protected Securities ETF	3,113,264
17,051	Vanguard Short-Term Treasury ETF	1,037,212
9,133	Vanguard Total International Bond ETF	516,745
51,397	Xtrackers USD High Yield Corporate Bond ETF +	2,588,867
		17,105,728
	EQUITY FUNDS - 64.9%
93,083	FlexShares Global Upstream Natural Resources Index Fund	3,121,073
20,128	iShares Core S&P Mid-Cap ETF	4,142,745
37,121	iShares Core S&P Small-Cap ETF +	3,112,596
24,674	SPDR Portfolio S&P 500 Growth ETF	1,034,087
44,544	SPDR Portfolio S&P 500 Value ETF	1,555,031
129,899	Vanguard FTSE Developed Markets ETF	5,723,350
81,630	Vanguard FTSE Emerging Markets ETF	3,630,087
26,409	Vanguard Global ex-U.S. Real Estate ETF	1,560,508
11,289	Vanguard Real Estate ETF	1,047,506
29,822	Vanguard S&P 500 ETF	8,821,348
		33,748,331
	TOTAL EXCHANGE TRADED FUNDS (Cost - $47,520,660)	50,854,059

	SHORT-TERM INVESTMENTS - 2.6%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 0.4%
211,047	STIT - Government & Agency Portfolio, Institutional Class - 1.51% (a)	211,047

	MONEY MARKET FUND - 2.2%
1,130,122	STIT - Government & Agency Portfolio, Institutional Class - 1.51% (a)	1,130,122

	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,341,169)	1,341,169

	TOTAL INVESTMENTS - 100.4% (Cost - $48,861,829)	$52,195,228
	OTHER ASSETS AND LIABILITIES - NET - (0.4)%	(182,125)
	TOTAL NET ASSETS - 100.0%	$52,013,103

ETF - Exchange Traded Fund

+	All or a portion of this security is on loan. Total loaned securities had a value of $2,116,262 at December 31, 2019. The loaned securities were secured with cash collateral of $211,047 and non-cash collateral of $1,948,212. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Fund at the Fund’s custodian, The Fund cannot pledge or resell the collateral.

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2019.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Assets and Liabilities
December 31, 2019

	Aggressive		Balanced		Conservative
	Growth		ETF		ETF
	ETF Portfolio		Portfolio		Portfolio
Assets:
Investments in securities, at cost	$19,319,603		$25,011,153		$14,115,692
Investments in securities, at value	$21,174,684		$26,582,383		$14,745,679
Receivable for securities sold	—		—		3,841
Receivable for Portfolio shares sold	170,380		208		—
Interest and dividends receivable	658		4,522		4,610
Total Assets	21,345,722		26,587,113		14,754,130
Liabilities:
Collateral on securities loaned	142,784		—		303,469
Payable for Portfolio shares redeemed	729		10,570		1,822
Payable for securities purchased	288,229		245,366		2,380
Accrued investment advisory fees	1,665		2,157		1,192
Accrued distribution (12b-1) fees	5,253		5,245		1,361
Payable to related parties and administrative service fees	6,768		7,021		6,279
Accrued expenses and other liabilities	—		414		119
Total Liabilities	445,428		270,773		316,622
Net Assets	$20,900,294		$26,316,340		$14,437,508

Components of Net Assets:
Paid in capital	$18,440,082		$24,299,950		$13,531,135
Accumulated earnings	2,460,212		2,016,390		906,373
Net Assets	$20,900,294		$26,316,340		$14,437,508

Class 1 Shares:
Net assets	$2,199,439		$6,763,590		$9,524,644
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	144,901		523,914		777,061

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$15.18		$12.91		$12.26

Class 2 Shares:
Net assets	$18,076,565		$18,536,146		$4,617,979
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	1,204,060		1,490,836		379,316

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$15.01		$12.43		$12.17

Investor Class Shares:
Net assets	$624,274		$1,016,591		$294,872
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	38,578		76,744		23,520

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$16.18		$13.25		$12.54

(a) NAV does not recalculate due to rounding of net assets.

Service Class Shares:
Net assets	$16		$13		$13
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	1		1		1

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$15.01	(a)	$12.43	(a)	$12.17	(a)

(a)	NAV does not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2019

	Growth		Moderate
	ETF		Growth
	Portfolio		ETF Portfolio
Assets:
Investments in securities, at cost	$33,695,768		$48,861,829
Investments in securities, at value	$36,609,331		$52,195,228
Receivable for securities sold	—		21,350
Receivable for Portfolio shares sold	38,644		140,025
Interest and dividends receivable	4,428		6,476
Total Assets	36,652,403		52,363,079
Liabilities:
Collateral on securities loaned	1,226,710		211,047
Payable for Portfolio shares redeemed	691		858
Payable for securities purchased	120,171		114,561
Accrued investment advisory fees	2,882		4,279
Accrued distribution (12b-1) fees	10,053		12,436
Payable to related parties and administrative service fees	7,683		6,512
Accrued expenses and other liabilities	552		283
Total Liabilities	1,368,742		349,976
Net Assets	$35,283,661		$52,013,103

Components of Net Assets:
Paid in capital	$31,556,041		$47,805,223
Accumulated earnings	3,727,620		4,207,880
Net Assets	$35,283,661		$52,013,103

Class 1 Shares:
Net assets	$4,834,421		$8,793,101
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	313,256		690,229

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$15.43		$12.74

Class 2 Shares:
Net assets	$29,405,483		$31,363,538
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	1,942,405		2,558,171

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$15.14		$12.26

Investor Class Shares:
Net assets	$1,043,741		$237,205
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	63,283		17,524

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$16.49		$13.54

Service Class Shares:
Net assets	$16		$11,619,259
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	1		949,228

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$15.14	(a)	$12.24

(a)	NAV does not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Operations
For the Year Ended December 31, 2019

	Aggressive	Balanced	Conservative	Growth	Moderate
	Growth	ETF	ETF	ETF	Growth
	ETF Portfolio	Portfolio	Portfolio	Portfolio	ETF Portfolio
Investment Income:
Dividend income	$446,257	$607,523	$331,401	$797,861	$1,026,025
Interest income	8,331	10,025	5,519	14,125	16,919
Securities lending income - net	937	1,370	409	1,945	16,598
Total Investment Income	455,525	618,918	337,329	813,931	1,059,542
Expenses:
Investment advisory fees	18,151	21,699	12,308	29,785	34,602
Distribution fees (12b-1)
Class 2 Shares	40,161	38,697	9,111	61,730	61,676
Investor Shares	1,621	1,385	411	4,060	247
Shareholder Service Fees	—	—	—	—	5,814
Related parties and administrative service fees	26,097	29,803	21,090	37,346	41,719
Miscellaneous fees and expenses	1,407	1,706	959	2,325	2,763
Total Expenses	87,437	93,290	43,879	135,246	146,821
Net Investment Income	368,088	525,628	293,450	678,685	912,721
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Investments	313,310	23,024	20,893	270,955	106,530
Net change in unrealized appreciation on:
Investments	3,025,191	2,551,617	1,041,278	4,684,208	4,943,343
Net Realized and Unrealized Gain on Investments	3,338,501	2,574,641	1,062,171	4,955,163	5,049,873
Net Increase in Net Assets Resulting from Operations	$3,706,589	$3,100,269	$1,355,621	$5,633,848	$5,962,594

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets

	Aggressive Growth ETF Portfolio		Balanced ETF Portfolio

	Year Ended	Year Ended	Year Ended		Year Ended
	December 31, 2019	December 31, 2018	December 31, 2019		December 31, 2018

Increase in Net Assets:
From Operations:
Net investment income	$368,088	$250,227	$525,628		$375,594
Net realized gain on investments	313,310	648,738	23,024		433,523
Net change in unrealized appreciation (depreciation) on investments	3,025,191	(2,560,575)	2,551,617		(1,741,263)
Net increase (decrease) in net assets resulting from operations	3,706,589	(1,661,610)	3,100,269		(932,146)
From Distributions to Shareholders:
Total Distributions Paid
Class 1	(96,926)	(74,517)	(234,291)		(157,765)
Class 2	(800,000)	(623,056)	(596,970)		(364,110)
Investor	(26,326)	(403)	(15,438)		(800)
Service *	(1)	—	(0	) (a)	—

Total distributions to shareholders	(923,253)	(697,976)	(846,699)		(522,675)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	484,483	1,000,153	1,659,849		1,508,495
Class 2	5,853,381	5,766,333	6,078,606		5,678,264
Investor	549,908	21,773	956,732		28,259
Service *	15	—	12		—
Reinvestment of distributions
Class 1	96,926	74,516	234,291		157,765
Class 2	800,000	623,058	596,970		364,110
Investor	26,326	403	15,438		800
Service *	1	—	0	(a)	—
Cost of shares redeemed
Class 1	(183,590)	(85,706)	(768,516)		(303,321)
Class 2	(4,495,924)	(1,246,057)	(2,187,003)		(1,844,098)
Investor	(3,726)	(42)	(2,396)		(148)
Net increase in net assets from share transactions of beneficial interest	3,127,800	6,154,431	6,583,983		5,590,126
Total increase in net assets	5,911,136	3,794,845	8,837,553		4,135,305

Net Assets:
Beginning of year	14,989,158	11,194,313	17,478,787		13,343,482
End of year	$20,900,294	$14,989,158	$26,316,340		$17,478,787

(a)	Represents less than $1.

*	The Aggressive Growth ETF Portfolio and the Balanced ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Aggressive Growth ETF Portfolio		Balanced ETF Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
SHARE ACTIVITY
Class 1
Shares Sold	32,750	65,679	132,092	120,937
Shares Reinvested	6,923	5,259	19,002	13,136
Shares Redeemed	(12,587)	(5,657)	(61,599)	(24,571)
Net increase in shares of beneficial interest outstanding	27,086	65,281	89,495	109,502

Class 2
Shares Sold	407,866	390,968	503,034	480,835
Shares Reinvested	57,720	44,409	50,250	31,388
Shares Redeemed	(316,564)	(82,970)	(180,516)	(155,065)
Net increase in shares of beneficial interest outstanding	149,022	352,407	372,768	357,158

Investor Class
Shares Sold	35,622	1,409	73,499	2,160
Shares Reinvested	1,761	27	1,218	64
Shares Redeemed	(239)	(3)	(186)	(12)
Net increase in shares of beneficial interest outstanding	37,144	1,433	74,531	2,212

Service Class *
Shares Sold	1	—	1	—
Shares Reinvested	0 (b)	—	0 (b)	—
Net increase in shares of beneficial interest outstanding	1	—	1	—

(b)	Represents less than one share

*	The Aggressive Growth ETF Portfolio and the Balanced ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Conservative ETF Portfolio				Growth ETF Portfolio

	Year Ended		Year Ended		Year Ended	Year Ended
	December 31, 2019		December 31, 2018		December 31, 2019	December 31, 2018

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$293,450		$238,910		$678,685	$470,566
Net realized gain on investments	20,893		113,830		270,955	958,237
Net change in unrealized appreciation (depreciation) on investments	1,041,278		(627,271)		4,684,208	(3,751,473)
Net increase (decrease) in net assets resulting from operations	1,355,621		(274,531)		5,633,848	(2,322,670)
From Distributions to Shareholders:
Total Distributions Paid
Class 1	(269,591)		(223,435)		(220,189)	(204,087)
Class 2	(107,244)		(87,793)		(1,222,215)	(1,063,708)
Investor	(56)		(0	) (a)	(36,637)	(173)
Service *	(0	) (a)	—		(1)	—

Total distributions to shareholders	(376,891)		(311,228)		(1,479,042)	(1,267,968)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	2,277,291		2,770,623		605,015	832,439
Class 2	1,638,511		1,248,191		10,448,234	9,297,182
Investor	300,760		—		1,422,278	42,865
Service *	12		—		15	—
Reinvestment of distributions
Class 1	269,591		223,436		220,189	204,087
Class 2	107,244		87,793		1,222,215	1,063,708
Investor	56		0	(a)	36,637	172
Service *	0	(a)	—		1	—
Cost of shares redeemed
Class 1	(1,208,443)		(1,026,757)		(279,234)	(116,878)
Class 2	(635,382)		(523,743)		(5,959,520)	(2,632,290)
Investor	(14,643)		—		(512,388)	(8,739)
Net increase in net assets from share transactions of beneficial interest	2,734,997		2,779,543		7,203,442	8,682,546
Total increase in net assets	3,713,727		2,193,784		11,358,248	5,091,908

Net Assets:
Beginning of year	10,723,781		8,529,997		23,925,413	18,833,505
End of year	$14,437,508		$10,723,781		$35,283,661	$23,925,413

(a)	Represents less than $1.

*	The Conservative ETF Portfolio and the Growth ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Conservative ETF Portfolio		Growth ETF Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
SHARE ACTIVITY
Class 1
Shares Sold	189,378	233,092	41,045	54,181
Shares Reinvested	22,636	19,362	15,323	14,173
Shares Redeemed	(100,505)	(86,210)	(18,854)	(7,673)
Net increase in shares of beneficial interest outstanding	111,509	166,244	37,514	60,681

Class 2
Shares Sold	137,812	106,180	719,301	620,848
Shares Reinvested	9,058	7,654	86,682	75,121
Shares Redeemed	(54,649)	(44,487)	(412,926)	(174,300)
Net increase in shares of beneficial interest outstanding	92,221	69,347	393,057	521,669

Investor Class
Shares Sold	24,714	—	91,415	2,905
Shares Reinvested	5	0 (b)	2,384	11
Shares Redeemed	(1,200)	—	(32,892)	(541)
Net increase in shares of beneficial interest outstanding	23,519	—	60,907	2,375

Service Class *
Shares Sold	1	—	1	—
Shares Reinvested	0 (b)	—	0 (b)	—
Net increase in shares of beneficial interest outstanding	1	—	1	—

(b)	Represents less than one share.

*	The Conservative ETF Portfolio and the Growth ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Moderate Growth ETF Portfolio

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$912,721	$578,936
Net realized gain on investments	106,530	754,874
Net change in unrealized appreciation (depreciation) on investments	4,943,343	(3,287,342)
Net increase (decrease) in net assets resulting from operations	5,962,594	(1,953,532)
From Distributions to Shareholders:
Total Distributions Paid
Class 1	(329,894)	(266,608)
Class 2	(1,032,271)	(764,123)
Investor	(1,632)	(0	) (a)
Service *	(18,008)	—

Total distributions to shareholders	(1,381,805)	(1,030,731)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	1,484,771	1,608,993
Class 2	12,069,391	8,727,260
Investor	363,482	11,417
Service *	11,331,133	—
Reinvestment of distributions
Class 1	329,894	266,608
Class 2	1,032,271	764,122
Investor	1,632	1
Service *	18,008	—
Cost of shares redeemed
Class 1	(842,855)	(477,118)
Class 2	(4,675,450)	(1,718,890)
Investor	(145,896)	(15)
Service *	(184,300)	—
Net increase in net assets from share transactions of beneficial interest	20,782,081	9,182,378
Total increase in net assets	25,362,870	6,198,115

Net Assets:
Beginning of year	26,650,233	20,452,118
End of year	$52,013,103	$26,650,233

(a)	Represents less than $1.

*	The Moderate Growth ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Moderate Growth ETF Portfolio

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
SHARE ACTIVITY
Class 1
Shares Sold	120,857	131,371
Shares Reinvested	27,423	22,555
Shares Redeemed	(68,955)	(38,891)
Net increase in shares of beneficial interest outstanding	79,325	115,035

Class 2
Shares Sold	1,028,389	732,269
Shares Reinvested	89,066	67,028
Shares Redeemed	(408,211)	(142,972)
Net increase in shares of beneficial interest outstanding	709,244	656,325

Investor Class
Shares Sold	27,542	940
Shares Reinvested	128	0 (b)
Shares Redeemed	(11,086)	(1)
Net increase in shares of beneficial interest outstanding	16,584	939

Service Class *
Shares Sold	963,031	—
Shares Reinvested	1,556	—
Shares Redeemed	(15,359)	—
Net increase in shares of beneficial interest outstanding	949,228	—

(b)	Represents less than one share.

*	The Moderate Growth ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015

Net asset value, beginning of year	$12.88	$14.94	$12.69	$11.43	$12.52
Income (loss) from investment operations:
Net investment income (a)(b)	0.33	0.32	0.29	0.34	0.23
Net realized and unrealized gain (loss) on investments	2.78	(1.69)	2.32	1.18	(0.70)
Total income (loss) from investment operations	3.11	(1.37)	2.61	1.52	(0.47)
Less distributions from:
Net investment income	(0.24)	(0.16)	(0.22)	(0.14)	(0.14)
Net realized gain	(0.57)	(0.53)	(0.14)	(0.12)	(0.48)
Total distributions	(0.81)	(0.69)	(0.36)	(0.26)	(0.62)
Net asset value, end of year	$15.18	$12.88	$14.94	$12.69	$11.43
Total return (c)	24.70%	(9.60)%	20.70%	13.41%	(3.50)%
Ratios and Supplemental Data:
Net assets (in 000’s)	$2,199	$1,517	$785	$302	$77
Ratio of expenses to average net assets (d)	0.25%	0.22%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets (b)(d)	2.28%	2.17%	2.06%	2.81%	1.87%
Portfolio turnover rate	46%	39%	44%	16%	11%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015

Net asset value, beginning of year	$12.75	$14.81	$12.60	$11.36	$12.45
Income (loss) from investment operations:
Net investment income (a)(b)	0.28	0.26	0.23	0.23	0.22
Net realized and unrealized gain (loss) on investments	2.76	(1.65)	2.31	1.25	(0.70)
Total income (loss) from investment operations	3.04	(1.39)	2.54	1.48	(0.48)
Less distributions from:
Net investment income	(0.21)	(0.14)	(0.19)	(0.12)	(0.13)
Net realized gain	(0.57)	(0.53)	(0.14)	(0.12)	(0.48)
Total distributions	(0.78)	(0.67)	(0.33)	(0.24)	(0.61)
Net asset value, end of year	$15.01	$12.75	$14.81	$12.60	$11.36
Total return (c)	24.37%	(9.88)%	20.31%	13.16%	(3.66)%
Ratios and Supplemental Data:
Net assets (in 000’s)	$18,077	$13,452	$10,409	$7,081	$4,719
Ratio of expenses to average net assets (d)	0.50%	0.47%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets (b)(d)	1.99%	1.80%	1.69%	1.94%	1.79%
Portfolio turnover rate	46%	39%	44%	16%	11%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015(a)

Net asset value, beginning of period	$13.75	$14.81	$13.44	$11.96	$12.83
Income (loss) from investment operations:
Net investment income (b)(c)	0.38	0.23	0.23	0.23	0.22
Net realized and unrealized gain (loss) on investments	2.86	(0.62)	1.47	1.25	(1.09)
Total income (loss) from investment operations	3.24	(0.39)	1.70	1.48	(0.87)
Less distributions from:
Net investment income	(0.24)	(0.14)	(0.19)	—	—
Net realized gain	(0.57)	(0.53)	(0.14)	—	—
Total distributions	(0.81)	(0.67)	(0.33)	—	—
Net asset value, end of period	$16.18	$13.75	$14.81	$13.44	$11.96
Total return (d)	24.06%	(10.22)%	18.78%	12.37%	(6.78)%
Ratios and Supplemental Data:
Net assets, end of period (f)	$624,274	$19,713	$15	$13	$12
Ratio of expenses to average net assets (e)	0.75%	0.72%	0.70%	0.70%	0.70	% (g)
Ratio of net investment income to average net assets (c)(e)	2.47%	1.55%	1.44%	1.69%	1.54	% (g)
Portfolio turnover rate	46%	39%	44%	16%	11%

(a)	The Aggressive Growth ETF Portfolio Investor Class Shares commenced operations on July 22, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Actual net assets, not truncated.

(g)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Service Class Shares

	Period Ended
	December 31, 2019 (a)

Net asset value, beginning of period	$14.76
Income (loss) from investment operations:
Net investment income (b)(c)	0.00	(g)
Net realized and unrealized gain on investments	1.03
Total income from investment operations	1.03
Less distributions from:
Net investment income	(0.21)
Net realized gain	(0.57)
Total distributions	(0.78)
Net asset value, end of period	$15.01
Total return (d)	7.42%
Ratios and Supplemental Data:
Net assets, end of period (f)	$16
Ratio of expenses to average net assets (e)	0.55	% (h)
Ratio of net investment income to average net assets (c)(e)	2.27	% (h)
Portfolio turnover rate	46%

(a)	The Aggressive Growth ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Actual net assets, not truncated.

(g)	Amount represents less than $0.01 per share.

(h)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015

Net asset value, beginning of year	$11.53	$12.58	$11.60	$10.93	$11.57
Income (loss) from investment operations:
Net investment income (a)(b)	0.32	0.32	0.30	0.40	0.21
Net realized and unrealized gain (loss) on investments	1.53	(0.98)	0.99	0.50	(0.50)
Total income (loss) from investment operations	1.85	(0.66)	1.29	0.90	(0.29)
Less distributions from:
Net investment income	(0.22)	(0.17)	(0.19)	(0.14)	(0.17)
Net realized gain	(0.25)	(0.22)	(0.12)	(0.09)	(0.18)
Total distributions	(0.47)	(0.39)	(0.31)	(0.23)	(0.35)
Net asset value, end of year	$12.91	$11.53	$12.58	$11.60	$10.93
Total return (c)	16.26%	(5.38)%	11.20%	8.22%	(2.38)%
Ratios and Supplemental Data:
Net assets (in 000’s)	$6,764	$5,009	$4,086	$1,574	$22
Ratio of expenses to average net assets (d)	0.24%	0.22%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets (b)(d)	2.56%	2.59%	2.43%	3.53%	1.87%
Portfolio turnover rate	37%	45%	51%	32%	18%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015

Net asset value, beginning of year	$11.13	$12.17	$11.23	$10.60	$11.23
Income (loss) from investment operations:
Net investment income (a)(b)	0.28	0.28	0.24	0.22	0.19
Net realized and unrealized gain (loss) on investments	1.47	(0.95)	0.98	0.62	(0.49)
Total income (loss) from investment operations	1.75	(0.67)	1.22	0.84	(0.30)
Less distributions from:
Net investment income	(0.20)	(0.15)	(0.16)	(0.12)	(0.15)
Net realized gain	(0.25)	(0.22)	(0.12)	(0.09)	(0.18)
Total distributions	(0.45)	(0.37)	(0.28)	(0.21)	(0.33)
Net asset value, end of year	$12.43	$11.13	$12.17	$11.23	$10.60
Total return (c)	15.93%	(5.62)%	10.95%	7.91%	(2.56)%
Ratios and Supplemental Data:
Net assets (in 000’s)	$18,536	$12,444	$9,257	$7,747	$5,174
Ratio of expenses to average net assets (d)	0.49%	0.47%	0.45%	0.49%	0.45%
Ratio of net investment income to average net assets (b)(d)	2.35%	2.35%	2.04%	2.01%	1.69%
Portfolio turnover rate	37%	45%	51%	32%	18%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015(a)

Net asset value, beginning of period	$11.87	$12.16	$11.76	$10.93	$11.35
Income (loss) from investment operations:
Net investment income (b)(c)	0.44	0.25	0.24	0.23	0.07
Net realized and unrealized gain (loss) on investments	1.41	(0.17)	0.44	0.60	(0.49)
Total income (loss) from investment operations	1.85	0.08	0.68	0.83	(0.42)
Less distributions from:
Net investment income	(0.22)	(0.15)	(0.16)	—	—
Net realized gain	(0.25)	(0.22)	(0.12)	—	—
Total distributions	(0.47)	(0.37)	(0.28)	—	—
Net asset value, end of period	$13.25	$11.87	$12.16	$11.76	$10.93
Total return (d)	15.78%	(5.81)%	10.13%	7.59%	(3.70)%
Ratios and Supplemental Data:
Net assets, end of period (e)	$1,016,591	$26,277	$12	$12	$11
Ratio of expenses to average net assets (f)	0.74%	0.72%	0.70%	0.70%	0.70	% (g)
Ratio of net investment income to average net assets (c)(f)	3.35%	2.10%	1.79%	1.76%	1.44	% (g)
Portfolio turnover rate	37%	45%	51%	32%	18%

(a)	The Balanced ETF Portfolio Investor Class Shares commenced operations on July 22, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Actual net assets, not truncated.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Service Class Shares

	Period Ended
	December 31, 2019 (a)

Net asset value, beginning of period	$12.16
Income (loss) from investment operations:
Net investment income (b)(c)	0.00	(g)
Net realized and unrealized gain on investments	0.72
Total income from investment operations	0.72
Less distributions from:
Net investment income	(0.20)
Net realized gain	(0.25)
Total distributions	(0.45)
Net asset value, end of period	$12.43
Total return (d)	6.18%
Ratios and Supplemental Data:
Net assets, end of period (e)	$13
Ratio of expenses to average net assets (f)	0.54	% (h)
Ratio of net investment income to average net assets (c)(f)	3.15	% (h)
Portfolio turnover rate	37%

(a)	The Balanced ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Actual net assets, not truncated.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Amount represents less than $0.01 per share.

(h)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015

Net asset value, beginning of year	$11.28	$11.91	$11.23	$10.70	$11.15
Income (loss) from investment operations:
Net investment income (a)(b)	0.29	0.29	0.25	0.30	0.19
Net realized and unrealized gain (loss) on investments	1.06	(0.57)	0.53	0.36	(0.39)
Total income (loss) from investment operations	1.35	(0.28)	0.78	0.66	(0.20)
Less distributions from:
Net investment income	(0.24)	(0.17)	(0.10)	(0.13)	(0.17)
Net realized gain	(0.13)	(0.18)	—	—	(0.08)
Total distributions	(0.37)	(0.35)	(0.10)	(0.13)	(0.25)
Net asset value, end of year	$12.26	$11.28	$11.91	$11.23	$10.70
Total return (c)	12.03%	(2.48)%	7.00%	6.16%	(1.78)%
Ratios and Supplemental Data:
Net assets (in 000’s)	$9,525	$7,506	$5,949	$4,026	$251
Ratio of expenses to average net assets (d)	0.28%	0.23%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets (b)(d)	2.43%	2.44%	2.15%	2.66%	1.75%
Portfolio turnover rate	28%	47%	56%	93%	31%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015

Net asset value, beginning of year	$11.21	$11.85	$11.17	$10.63	$11.09
Income (loss) from investment operations:
Net investment income (a)(b)	0.27	0.26	0.22	0.17	0.16
Net realized and unrealized gain (loss) on investments	1.03	(0.57)	0.54	0.45	(0.39)
Total income (loss) from investment operations	1.30	(0.31)	0.76	0.62	(0.23)
Less distributions from:
Net investment income	(0.21)	(0.15)	(0.08)	(0.08)	(0.15)
Net realized gain	(0.13)	(0.18)	—	—	(0.08)
Total distributions	(0.34)	(0.33)	(0.08)	(0.08)	(0.23)
Net asset value, end of year	$12.17	$11.21	$11.85	$11.17	$10.63
Total return (c)	11.70%	(2.68)%	6.83%	5.82%	(2.09)%
Ratios and Supplemental Data:
Net assets (in 000’s)	$4,618	$3,218	$2,581	$1,819	$2,475
Ratio of expenses to average net assets (d)	0.53%	0.48%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets (c)(d)	2.27%	2.18%	1.87%	1.58%	1.42%
Portfolio turnover rate	28%	47%	56%	93%	31%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015(a)

Net asset value, beginning of period	$11.60	$11.84	$11.48	$10.86	$11.16
Income (loss) from investment operations:
Net investment income (b)(c)	0.34	0.23	0.22	0.18	0.06
Net realized and unrealized gain (loss) on investments	0.97	(0.14)	0.24	0.44	(0.36)
Total income (loss) from investment operations	1.31	0.09	0.46	0.62	(0.30)
Less distributions from:
Net investment income	(0.24)	(0.15)	(0.10)	—	—
Net realized gain	(0.13)	(0.18)	—	—	—
Total distributions	(0.37)	(0.33)	(0.10)	—	—
Net asset value, end of period	$12.54	$11.60	$11.84	$11.48	$10.86
Total return (d)	11.35%	(2.59)%	6.44%	5.71%	(2.69)%
Ratios and Supplemental Data:
Net assets, end of period (e)	$294,872	$12	$12	$11	$11
Ratio of expenses to average net assets (f)	0.78%	0.73%	0.70%	0.70%	0.70	% (g)
Ratio of net investment income to average net assets (c)(f)	2.75%	1.96%	1.62%	1.33%	1.17	% (g)
Portfolio turnover rate	28%	47%	56%	93%	31%

(a)	The Conservative ETF Portfolio Investor Class Shares commenced operations on July 22, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Actual net assets, not truncated.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Service Class Shares

	Period Ended
	December 31, 2019 (a)

Net asset value, beginning of period	$11.93
Income (loss) from investment operations:
Net investment income (b)(c)	0.00	(g)
Net realized and unrealized gain on investments	0.58
Total income from investment operations	0.58
Less distributions from:
Net investment income	(0.21)
Net realized gain	(0.13)
Total distributions	(0.34)
Net asset value, end of period	$12.17
Total return (d)	4.94%
Ratios and Supplemental Data:
Net assets, end of period (e)	$13
Ratio of expenses to average net assets (f)	0.58	% (h)
Ratio of net investment income to average net assets (c)(f)	2.55	% (h)
Portfolio turnover rate	28%

(a)	The Conservative ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Actual net assets, not truncated.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Amount represents less than $0.01 per share.

(h)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015

Net asset value, beginning of year	$13.29	$15.35	$13.27	$12.21	$13.38
Income (loss) from investment operations:
Net investment income (a)(b)	0.37	0.35	0.30	0.29	0.33
Net realized and unrealized gain (loss) on investments	2.54	(1.61)	2.10	1.23	(0.91)
Total income (loss) from investment operations	2.91	(1.26)	2.40	1.52	(0.58)
Less distributions from:
Net investment income	(0.26)	(0.20)	(0.21)	(0.18)	(0.21)
Net realized gain	(0.51)	(0.60)	(0.11)	(0.28)	(0.38)
Total distributions	(0.77)	(0.80)	(0.32)	(0.46)	(0.59)
Net asset value, end of year	$15.43	$13.29	$15.35	$13.27	$12.21
Total return (c)	22.36%	(8.57)%	18.24%	12.60%	(4.09)%
Ratios and Supplemental Data:
Net assets (in 000’s)	$4,834	$3,664	$3,302	$2,518	$1,832
Ratio of expenses to average net assets (d)	0.23%	0.21%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets (b)(d)	2.47%	2.31%	2.10%	2.30%	2.47%
Portfolio turnover rate	49%	43%	41%	16%	21%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015

Net asset value, beginning of year	$13.06	$15.11	$13.08	$12.05	$13.22
Income (loss) from investment operations:
Net investment income (a)(b)	0.33	0.32	0.28	0.26	0.25
Net realized and unrealized gain (loss) on investments	2.50	(1.59)	2.05	1.21	(0.85)
Total income (loss) from investment operations	2.83	(1.27)	2.33	1.47	(0.60)
Less distributions from:
Net investment income	(0.24)	(0.18)	(0.19)	(0.16)	(0.19)
Net realized gain	(0.51)	(0.60)	(0.11)	(0.28)	(0.38)
Total distributions	(0.75)	(0.78)	(0.30)	(0.44)	(0.57)
Net asset value, end of year	$15.14	$13.06	$15.11	$13.08	$12.05
Total return (c)	22.07%	(8.78)%	17.94%	12.32%	(4.34)%
Ratios and Supplemental Data:
Net assets (in 000’s)	$29,405	$20,228	$15,532	$9,919	$6,490
Ratio of expenses to average net assets (d)	0.48%	0.46%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets (b)(d)	2.25%	2.12%	1.97%	2.10%	1.91%
Portfolio turnover rate	49%	43%	41%	16%	21%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015(a)

Net asset value, beginning of period	$14.23	$15.11	$14.09	$12.62	$13.51
Income (loss) from investment operations:
Net investment income (b)(c)	0.34	0.28	0.28	0.28	0.09
Net realized and unrealized gain (loss) on investments	2.69	(0.38)	1.04	1.19	(0.98)
Total income (loss) from investment operations	3.03	(0.10)	1.32	1.47	(0.89)
Less distributions from:
Net investment income	(0.26)	(0.18)	(0.19)	(0.26)	(0.26)
Net realized gain	(0.51)	(0.60)	(0.11)	(0.51)	(0.51)
Total distributions	(0.77)	(0.78)	(0.30)	(0.77)	(0.77)
Net asset value, end of period	$16.49	$14.23	$15.11	$14.09	$12.62
Total return (d)	21.72%	(8.92)%	16.23%	11.65%	(6.59)%
Ratios and Supplemental Data:
Net assets, end of period (e)	$1,043,741	$33,812	$15	$14	$13
Ratio of expenses to average net assets (f)	0.73%	0.71%	0.70%	0.70%	0.70	% (g)
Ratio of net investment income to average net assets (c)(f)	2.14%	1.87%	1.72%	1.85%	1.66	% (g)
Portfolio turnover rate	49%	43%	41%	16%	21%

(a)	The Growth ETF Portfolio Investor Class Shares commenced operations on July 22, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Actual net assets, not truncated.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Service Class Shares

	Period Ended
	December 31, 2019 (a)

Net asset value, beginning of period	$14.88
Income (loss) from investment operations:
Net investment income (b)(c)	0.00	(g)
Net realized and unrealized gain on investments	1.01
Total income from investment operations	1.01
Less distributions from:
Net investment income	(0.24)
Net realized gain	(0.51)
Total distributions	(0.75)
Net asset value, end of period	$15.14
Total return (d)	7.16%
Ratios and Supplemental Data:
Net assets, end of period (e)	$16
Ratio of expenses to average net assets (f)	0.53	% (h)
Ratio of net investment income to average net assets (c)(f)	1.94	% (h)
Portfolio turnover rate	49%

(a)	The Growth ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Actual net assets, not truncated.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Amount represents less than $0.01 per share.

(h)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015

Net asset value, beginning of year	$11.13	$12.40	$11.02	$10.07	$11.12
Income (loss) from investment operations:
Net investment income (a)(b)	0.32	0.31	0.28	0.26	0.22
Net realized and unrealized gain (loss) on investments	1.79	(1.10)	1.30	0.82	(0.59)
Total income (loss) from investment operations	2.11	(0.79)	1.58	1.08	(0.37)
Less distributions from:
Net investment income	(0.22)	(0.17)	(0.16)	(0.07)	—
Net realized gain	(0.28)	(0.31)	(0.04)	(0.06)	(0.68)
Total distributions	(0.50)	(0.48)	(0.20)	(0.13)	(0.68)
Net asset value, end of year	$12.74	$11.13	$12.40	$11.02	$10.07
Total return (c)	19.14%	(6.60)%	14.38%	10.79%	(3.13)%
Ratios and Supplemental Data:
Net assets (in 000’s)	$8,793	$6,797	$6,150	$3,041	$1,604
Ratio of expenses to average net assets (d)	0.23%	0.21%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets (b)(d)	2.64%	2.51%	2.35%	2.50%	2.53%
Portfolio turnover rate	39%	33%	43%	19%	37%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015

Net asset value, beginning of year	$10.73	$11.99	$10.67	$9.77	$11.04
Income (loss) from investment operations:
Net investment income (a)(b)	0.29	0.28	0.23	0.24	0.21
Net realized and unrealized gain (loss) on investments	1.72	(1.08)	1.27	0.78	(0.62)
Total income (loss) from investment operations	2.01	(0.80)	1.50	1.02	(0.41)
Less distributions from:
Net investment income	(0.20)	(0.15)	(0.14)	(0.06)	(0.18)
Net realized gain	(0.28)	(0.31)	(0.04)	(0.06)	(0.68)
Total distributions	(0.48)	(0.46)	(0.18)	(0.12)	(0.86)
Net asset value, end of year	$12.26	$10.73	$11.99	$10.67	$9.77
Total return (c)	18.91%	(6.89)%	14.11%	10.52%	(3.43)%
Ratios and Supplemental Data:
Net assets (in 000’s)	$31,364	$19,842	$14,302	$11,362	$4,897
Ratio of expenses to average net assets (d)	0.48%	0.46%	0.45%	0.45%	0.48%
Ratio of net investment income to average net assets (b)(d)	2.48%	2.32%	1.99%	2.34%	1.94%
Portfolio turnover rate	39%	33%	43%	19%	37%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015(a)

Net asset value, beginning of period	$11.86	$11.98	$11.65	$10.63	$11.22
Income (loss) from investment operations:
Net investment income (b)(c)	0.49	0.25	0.23	0.25	0.08
Net realized and unrealized gain (loss) on investments	1.68	0.09	0.28	0.77	(0.67)
Total income (loss) from investment operations	2.17	0.34	0.51	1.02	(0.59)
Less distributions from:
Net investment income	(0.21)	(0.15)	(0.14)	—	—
Net realized gain	(0.28)	(0.31)	(0.04)	—	—
Total distributions	(0.49)	(0.46)	(0.18)	—	—
Net asset value, end of period	$13.54	$11.86	$11.98	$11.65	$10.63
Total return (d)	18.52%	(6.50)%	12.31%	9.60%	(5.26)%
Ratios and Supplemental Data:
Net assets, end of period (e)	$237,205	$11,151	$12	$12	$11
Ratio of expenses to average net assets (f)	0.73%	0.71%	0.70%	0.70%	0.70	% (g)
Ratio of net investment income to average net assets (c)(f)	3.75%	2.07%	1.74%	2.09%	1.69	% (g)
Portfolio turnover rate	39%	33%	43%	19%	37%

(a)	The Moderate Growth ETF Portfolio Investor Class Shares commenced operations on July 22, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Actual net assets, not truncated.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Service Class Shares

	Period Ended
	December 31, 2019 (a)

Net asset value, beginning of period	$11.97
Income (loss) from investment operations:
Net investment income (b)(c)	0.36
Net realized and unrealized gain (loss) on investments	0.40
Total income (loss) from investment operations	0.76
Less distributions from:
Net investment income	(0.21)
Net realized gain	(0.28)
Total distributions	(0.49)
Net asset value, end of period	$12.24
Total return (d)	6.60%
Ratios and Supplemental Data:
Net assets (in 000’s)	$11,619
Ratio of expenses to average net assets (e)	0.53	% (f)
Ratio of net investment income to average net assets (c)(e)	4.45	% (f)
Portfolio turnover rate	39%

(a)	The Moderate Growth ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
NOTES TO FINANCIAL STATEMENTS
December 31, 2019

1.	ORGANIZATION

The TOPS® ETF Portfolios (each a “Portfolio”, collectively the “Portfolios”) are comprised of five different actively managed portfolios. Each Portfolio is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open -end management investment company. The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses. The investment objective of each Portfolio is as follows:

Portfolio	Primary Objective
Aggressive Growth ETF Portfolio	Capital appreciation.
Balanced ETF Portfolio	Income and capital appreciation.
Conservative ETF Portfolio	Preserve capital and provide moderate income and moderate capital appreciation.
Growth ETF Portfolio	Capital appreciation.
Moderate Growth ETF Portfolio	Capital appreciation.

The Portfolios currently offer four classes of shares: Class 1 Shares, Class 2 Shares, Investor Class Shares and Service Class Shares. Each class of shares of the Portfolios has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Portfolios’ share classes differ in the fees and expenses charged to shareholders. The Portfolios’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Portfolios may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Portfolios’ holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Funds of Funds – The Portfolios may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of directors of the open-end investment companies.

TOPS® ETF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The Portfolios may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as -needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.

Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

TOPS® ETF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2019 for each Portfolio’s investments measured at fair value:

Aggressive Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$20,329,365	$—	$—	$20,329,365
Short-Term Investment	845,319	—	—	845,319
Total	$21,174,684	$—	$—	$21,174,684

Balanced ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$25,814,147	$—	$—	$25,814,147
Short-Term Investment	768,236	—	—	768,236
Total	$26,582,383	$—	$—	$26,582,383

Conservative ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$14,155,801	$—	$—	$14,155,801
Short-Term Investment	589,878	—	—	589,878
Total	$14,745,679	$—	$—	$14,745,679

Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$34,557,553	$—	$—	$34,557,553
Short-Term Investment	2,051,778	—	—	2,051,778
Total	$36,609,331	$—	$—	$36,609,331

Moderate Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$50,854,059	$—	$—	$50,854,059
Short-Term Investment	1,341,169	—	—	1,341,169
Total	$52,195,228	$—	$—	$52,195,228

*	Refer to the Portfolios of Investments for security classifications.

TOPS® ETF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Federal Income Tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2016 to December 31, 2018, or expected to be taken in the Portfolio’s December 31, 2019 year- end tax return. Each Portfolio identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Portfolios make significant investments. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Portfolios may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

Security Loans – The Portfolios have entered into a securities lending arrangement with The Bank of New York Mellon (the “Borrower”). Under the terms of the agreement, the Portfolios are authorized to loan securities to the Borrower. In exchange, the Portfolios receive cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Portfolios’ Schedules of Investments. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

TOPS® ETF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of each Portfolio. Each Portfolio has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, each Portfolio is indemnified for such losses by the security lending agreement. Should the borrower of the securities fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market.

The following table is a summary of the Portfolios’ securities loaned and related collateral which are subject to a netting agreement as of December 31, 2019:

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities

			Net Amounts of
		Gross Amounts	Assets
		Offset in the	Presented in
	Gross Amounts	Statements of	the Statements	Financial	Pledged
	of Recognized	Assets &	of Assets &	Instruments	Collateral	Net Amount of
Assets:	Assets	Liabilities	Liabilities	Pledged	Received	Assets

Aggressive Growth ETF Portfolio
Description:
Securities Loaned	$139,958	$—	$139,958	$—	$139,958	$—
Total	$139,958	$—	$139,958	$—	$139,958	$—

Conservative ETF Portfolio
Description:
Securities Loaned	$297,092	$—	$297,092	$—	$297,092	$—
Total	$297,092	$—	$297,092	$—	$297,092	$—

Growth ETF Portfolio
Description:
Securities Loaned	$1,199,355	$—	$1,199,355	$—	$1,199,355	$—
Total	$1,199,355	$—	$1,199,355	$—	$1,199,355	$—

Moderate Growth ETF Portfolio
Description:
Securities Loaned	$2,116,262	$—	$2,116,262	$1,948,212	$168,050	$—
Total	$2,116,262	$—	$2,116,262	$1,948,212	$168,050	$—

TOPS® ETF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The following table breaks out the holdings received as collateral as of December 31, 2019:

Securities Lending Transactions
Overnight and Continuous
Aggressive Growth ETF Portfolio
Federated Prime Cash Obligations Fund Institutional Class	$142,784

Conservative ETF Portfolio
Federated Prime Cash Obligations Fund Institutional Class	$303,469

Growth ETF Portfolio
Federated Prime Cash Obligations Fund Institutional Class	$1,226,710

Moderate Growth ETF Portfolio
Federated Prime Cash Obligations Fund Institutional Class	$2,159,259

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Aggressive Growth ETF Portfolio	$10,458,731	$8,136,418
Balanced ETF Portfolio	14,084,885	7,931,513
Conservative ETF Portfolio	5,997,159	3,402,225
Growth ETF Portfolio	20,518,445	14,321,900
Moderate Growth ETF Portfolio	32,918,229	13,173,355

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ValMark Advisers, Inc. serves as the Portfolios’ investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust, on behalf of the Portfolios, the Advisor, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolios pay the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.10% of each Portfolio’s average daily net assets. Please see below for the advisory fees incurred by each Portfolio for the year ended December 31, 2019. The Advisor has engaged Milliman Financial Risk Management, LLC as the sub-advisor to the Portfolios. The sub-advisor is paid by the Advisor, not the Portfolios.

Fund	Advisory Fees
Aggressive Growth ETF Portfolio	$18,151
Balanced ETF Portfolio	21,699
Conservative ETF Portfolio	12,308
Growth ETF Portfolio	29,785
Moderate Growth ETF Portfolio	34,602

TOPS® ETF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The Trust, on behalf of the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (“12b-1 Plan” or “Plan”) for each of Class 2 shares and Investor Class shares. The fee is calculated at an annual rate of 0.25% and 0.50% of the average daily net assets attributable to each Portfolio’s Class 2 shares and Investor Class shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of each Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the year ended December 31, 2019, the Portfolios paid the following in distribution fees under the Plan.

Fund	Distribution Fees
Aggressive Growth ETF Portfolio	$41,782
Balanced ETF Portfolio	40,082
Conservative ETF Portfolio	9,522
Growth ETF Portfolio	65,790
Moderate Growth ETF Portfolio	61,923

In addition, certain affiliates of the Distributor provide services to the Portfolios as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees. For the year ended December 31, 2019, the Trustees received fees in the amount of $13,339 on behalf of each Portfolio.

The approved entities may be affiliates of GFS and the Distributor. Certain Officers of the Trust are also Officers of GFS, and are not paid any fees directly by the Portfolios for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from GFS under the administrative servicing agreement.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

TOPS® ETF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2019, ownership percentages of the holders of the voting securities of each Portfolio that may be deemed to control the Portfolio were as follows:

Aggressive Growth ETF Portfolio

Pruco Life Insurance Company	84%

Balanced ETF Portfolio

Pruco Life Insurance Company	63%

Conservative ETF Portfolio

Members Life Insurance Company	66%

Growth ETF Portfolio

Pruco Life Insurance Company	74%

Moderate Growth ETF Portfolio

Pruco Life Insurance Company	55%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Represents aggregate cost for federal tax purposes for the TOPS Portfolios as of December 31, 2019 and differs from market value by net unrealized appreciation/depreciation which consisted of:

		Gross	Gross	Total
		Unrealized	Unrealized	Unrealized
Fund	Aggregate Cost	Appreciation	Depreciation	Appreciation
Aggressive ETF Portfolio	$19,358,014	$1,855,081	$(38,411)	$1,816,670
Balanced ETF Portfolio	25,101,562	1,604,264	(123,443)	1,480,821
Conservative ETF Portfolio	14,155,796	643,537	(53,654)	589,883
Growth ETF Portfolio	33,799,237	2,932,677	(122,583)	2,810,094
Moderate Growth ETF Portfolio	49,002,707	3,350,784	(158,263)	3,192,521

TOPS® ETF Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The tax character of the Portfolio’s distributions paid for the years ended December 31, 2019 and December 31, 2018 was as follows:

For the year ended December 31, 2019:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Aggressive Growth ETF Portfolio	$612,809	$310,444	$923,253
Balanced ETF Portfolio	589,754	256,945	846,699
Conservative ETF Portfolio	349,050	27,841	376,891
Growth ETF Portfolio	982,070	496,972	1,479,042
Moderate Growth ETF Portfolio	1,049,950	331,855	1,381,805

For the year ended December 31, 2018:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Aggressive Growth ETF Portfolio	$148,569	$549,407	$697,976
Balanced ETF Portfolio	214,708	307,967	522,675
Conservative ETF Portfolio	174,832	136,396	311,228
Growth ETF Portfolio	301,040	966,928	1,267,968
Moderate Growth ETF Portfolio	348,403	682,328	1,030,731

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other		Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Unrealized	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	Appreciation	Earnings
Aggressive Growth ETF Portfolio	$358,992	$284,550	$—	$—	$—	$1,816,670	$2,460,212
Balanced ETF Portfolio	524,363	11,206	—	—	—	1,480,821	2,016,390
Conservative ETF Portfolio	291,060	25,430	—	—	—	589,883	906,373
Growth ETF Portfolio	669,194	248,332	—	—	—	2,810,094	3,727,620
Moderate Growth ETF Portfolio	903,135	112,224	—	—	—	3,192,521	4,207,880

The difference between book basis and tax basis accumulated net realized losses, and unrealized appreciation/ depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of Northern Lights Variable Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of TOPS Aggressive Growth ETF Portfolio, TOPS Balanced ETF Portfolio, TOPS Conservative ETF Portfolio, TOPS Growth ETF Portfolio, and TOPS Moderate Growth ETF Portfolio, each a fund constituting the Northern Lights Variable Trust (the “Funds”), as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended December 31, 2017 were audited by other auditors whose report, dated February 16, 2018, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 18, 2020

We have served as the auditor of one or more TOPS Funds investment companies since 2019.

TOPS Aggressive, TOPS Balanced, TOPS Conservative, TOPS Growth, and TOPS Moderate (“TOPS Non-Risk Managed Portfolios”) and TOPS Risk Balanced, TOPS Risk Growth, TOPS Risk ETF, and TOPS Risk Flex (“TOPS Risk Managed Portfolios”)

TOPS Portfolios (Adviser – ValMark Advisers, Inc)*

In connection with the regular meeting held on November 13-14, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between ValMark Advisers, Inc (the “Adviser”) and the Trust, with respect to the TOPS Portfolios (the “Fund” or “Funds”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the adviser had approximately $5.7 billion in assets under management. They observed that the adviser provided financial planning, consulting, investment advisory and risk management services to institutional and high net worth clients, insurance companies, and investment companies. The Trustees discussed the backgrounds of the key personnel responsible for serving the Portfolios, noting that their collective experience demonstrated a veteran investment team. The Trustees reviewed the adviser’s proprietary investment process, noting that it utilized asset allocation technology and researched many asset classes. The Trustees discussed how the adviser set asset allocation levels, selected ETFs, and rebalanced portfolios. The Trustees reviewed the adviser’s process for overseeing the sub-adviser and discussed the adviser’s multi-step methodology for managing risk. They noted that for certain TOPS Portfolios, the adviser engaged a sub-adviser to apply a customized risk overlay strategy. The Trustees further noted that the adviser conducted regular due diligence of the sub-adviser, which included compliance and trading oversight of the TOPS Managed Risk Portfolios and oversight of the trading for the TOPS Non-Managed Risk Portfolios. The Trustees reviewed the adviser’s ability to manage the risk profile of each Fund, noting that the adviser attempted to manage and mitigate potential risks by using an ETF selection process that was designed to identify ETFs that closely track the returns of an underlying index. The Trustees acknowledged that the adviser monitored compliance with each Fund’s investment limitations by reviewing position reports for allocation drift, ETF concentration, and compliance with each Fund’s prospectus disclosures. The Trustees noted that the adviser delegated trading execution to the sub-adviser but utilized a best execution committee to review executing brokers and monitor best execution. The Trustees acknowledged that the adviser had sufficient resources and personnel to support the investment strategy and the Funds’ compliance requirements. The Trustees concluded that the adviser continued to provide a high level of quality service to the Funds for the benefit of shareholders.

Performance.

TOPS Aggressive. The Trustees noted the Fund’s objective of providing capital appreciation and observed that the Fund had approximately $20 million in assets for the period ended August 31, 2019. The Trustees acknowledged that the Fund received a three-star Morningstar rating and underperformed its

Morningstar category, benchmark and peer group for the one-year and since inception periods. They noted that the Fund had outperformed its Morningstar category median for the three and five-year periods. The Trustees discussed the suitability of comparing the Fund against its benchmark, commenting that the Fund was designed to provide investors exposure to international, small and middle capitalization companies, whereas the S&P 500 had greater exposure to the large capitalization growth companies. The Trustees discussed the Fund’s performance compared to similar accounts managed by the adviser. The Trustees agreed that when compared to its Morningstar category median, the Fund performed as expected for a diversified fund. The Trustees noted that the adviser expressed its satisfaction with the Fund’s sub-adviser. They concluded that the Fund was accomplishing its objective and that the adviser was implementing the strategy as expected.

TOPS Balanced. The Trustees noted the Fund’s objective of providing income and capital appreciation. They further noted that the Fund received a two-star Morningstar rating. They discussed that the Fund had underperformed its Morningstar category, peer group, and benchmark for all periods. The Trustees discussed the underperformance, noting that unlike the Fund’s comparison groups, the Fund was designed to have a maximum equity exposure of 50% while the funds in its Morningstar category could have equity exposure of up to 70%. The Trustees discussed the Fund’s performance compared to similar accounts managed by the adviser. The Trustees noted that the Fund’s holdings of international, small and middle capitalization companies, and value stocks contributed to its underperformance because the market had favored large capitalization growth stocks. The Trustees acknowledged that the Fund performed as designed and disclosed in its prospectus.

TOPS Conservative. The Trustees noted the Fund’s objective of preservation of capital and moderate income and moderate capital appreciation. They further noted that the Fund had received a three-star Morningstar rating. The Trustees discussed the Fund’s performance compared to similar accounts managed by the adviser. The Trustees acknowledged that the Fund underperformed its benchmark, Morningstar category and peer group median for one-year, five-year, and since inception periods. The Trustees considered the Fund’s underperformance, noting that the Fund’s underperformance was the result of higher exposure to international, small and mid-capitalization companies and value securities. They acknowledged that the Fund had a large short duration bond exposure in preparation for rising interest rates, which did not materialize. The Trustees noted that the Fund performed as designed and described in its prospectus. They further noted that the adviser was satisfied with the sub-adviser’s trade execution. They concluded that the Fund was accomplishing its objective and that the adviser was implementing the strategy as expected.

TOPS Growth. The Trustees reviewed the Fund’s objective, noting that it sought capital appreciation and received a three-star Morningstar rating. The Trustees considered the Fund’s performance compared to similar accounts managed by the adviser. The Trustees noted that the Fund underperformed its Morningstar category and peer group medians for the one-year period and underperformed the Fund’s benchmark for all periods. They further noted that the Fund outperformed its Morningstar category and peer group medians for the three-year and since inception periods. The Trustees acknowledged that the Fund’s overperformance appeared to be caused in part by a higher equity exposure. They considered the Fund’s underperformance over the one-year period, noting that the Fund held short duration bonds, international and small and mid-capitalization securities, while the markets favored large capitalization growth stocks. The Trustees commented that the adviser expressed its satisfaction with the Fund’s sub-adviser and that the sub-adviser’s services had been beneficial to the Fund’s shareholders. The Trustees agreed that the Fund performed as designed and disclosed in its prospectus.

TOPS Moderate. The Trustees reviewed the Fund’s objective, noting that it sought capital appreciation and received a three-star Morningstar rating. The Trustees commented that the Fund was a strategically allocated Fund rather than actively managed. They noted that the Fund’s strategic allocation resulted in the Fund performing in a similar manner as its Morningstar category and peer group medians. They further noted that the Fund underperformed its benchmark, Morningstar category and peer group medians for the one-year and since inception periods. They reviewed the Fund’s performance over the three-year and five-year periods, commenting that the Fund outperformed its peer group median for both periods. The Trustees considered the Fund’s performance compared to similar accounts managed by the adviser. The Trustees reviewed the Fund’s risk metrics, noting that the Fund’s Standard Deviation, Sharpe, and Sortino ratios were all in the 3rd or 4th quartile for all periods. They commented that the performance of the Fund’s risk metrics were the result of the Fund’s holdings of international, small and mid-capitalization companies, and value stocks. They acknowledged that despite the Fund’s slight underperformance, the Fund generated capital appreciation in line with its objective.

TOPS Risk Balanced. The Trustees reviewed the Fund’s objective, noting that the Fund sought to provide income and capital appreciation with less volatility than fixed income and equity markets as a whole. They further noted that the Fund received a two-star Morningstar rating. The Trustees noted that the Fund’s sub-adviser employed a hedging strategy designed to decrease the Fund’s volatility however, the hedging strategy negatively impacted the Fund’s rate of return by approximately 1.00%. They considered the benefit of the Fund’s hedging strategy, noting that it decreased the Fund’s Standard Deviation by approximately 1.31% per year, which allowed the Fund to meet its investment objective of providing lower volatility. The Trustees further noted that the hedging strategy caused the Fund to underperform its Morningstar category, peer group, and benchmark for one-year, three-year, five-year, and since inception periods. The Trustees acknowledged that the Fund performed as designed and could be suitable for risk adverse shareholders.

TOPS Risk Flex. The Trustees reviewed the Fund’s objective, noting that the Fund seeks income and capital appreciation with less volatility than fixed income and equity markets as a whole. They further noted that the Fund received a one-star Morningstar rating. The Trustees acknowledged that the Fund underperformed its Morningstar category, peer group, and benchmark for all periods. They discussed the impact of the Fund’s hedging strategy and commented that the hedging strategy cost the Fund approximately 3.5% in returns per year when compared to TOPS Growth. The Trustees acknowledged that the hedging strategy reduced the Fund’s Standard Deviation by approximately 2.5% per year. They considered the Fund’s Sharpe and Sortino ratios, noting that both ratios were in the bottom quartile when compared to the Fund’s Morningstar category and peer group. They commented that the Fund’s Sharpe and Sortino ratios indicated that the Fund’s hedging strategy had a larger negative impact on the Fund’s performance than desired. The Trustees considered whether the Fund performed as designed and concluded that the Fund’s managed risk strategy could provide a benefit to shareholder’s during sustained periods of market declines.

TOPS Risk Growth. The Trustees considered the Fund’s objective, noting that the Fund seeks to provide capital appreciation with less volatility than equity markets. They acknowledged that the Fund received a two-star Morningstar rating. The Trustees considered the Fund’s performance, noting that it underperformed its Morningstar category, peer group, and benchmark for all periods. They acknowledged that the Fund’s hedging strategy contributed to the Fund’s underperformance, noting that the hedging strategy was designed for sustained declining markets. The Trustees considered the Fund’s risk metrics, and acknowledged that the Fund’s Sharpe and Sortino ratios were in the bottom quartile, and Standard Deviation in the top quartile, when compared to the Fund’s Morningstar category for all periods. The Trustees agreed that despite the Fund’s current performance, the Fund was designed for risk adverse shareholder’s and could provide value during periods of sustained declining markets.

TOPS Risk ETF. The Trustees acknowledged the Fund’s objective, noting that the Fund seeks to provide capital appreciation with lower volatility than equity markets. They further noted that the Fund received a one-star Morningstar rating. The Trustees reviewed the impact of the Fund’s hedging strategy and acknowledged that when compared to TOPS Moderate, it reduced the Fund’s rate of return by approximately 1.2% per year. The Trustees further noted that the hedging strategy performed as expected, noting that it lowered the Fund’s Standard Deviation by approximately 1.77%. The Trustees considered the impact of the Fund’s hedging strategy on the Fund’s risk metrics and acknowledged that it resulted in 4th quartile Sharpe and Sortino ratios for all periods presented. The Trustees considered the advisers explanation for the Fund’s performance, and agreed that the Fund performed as designed and intentionally performed best in periods of sustained declining markets.

Fees and Expenses.

TOPS Non-Risk Managed Portfolios. The Trustees reviewed the advisory fee charged to each of the TOPS Non-Risk Managed Portfolios, noting that the adviser charged 0.10% for advisory services to each Fund. They considered the fees by paid by the adviser to the sub-adviser for execution services. The Trustees compared each Fund’s advisory fee and net expense ratio to each Fund’s Morningstar category and peer group, noting that each Fund’s advisory fee and net expense ratio were consistently lower than the comparable groups. The Trustees concluded that the advisory fees for each of the TOPS Non-Risk Managed Portfolios was not unreasonable.

TOPS Risk Managed Portfolios. The Trustees reviewed the advisory fee charged to each of the TOPS Risk Managed Portfolios, noting that the adviser charged 0.30% for the advisory services rendered to each Fund. The Trustees further noted that the adviser, not each Fund, paid the sub-adviser for the risk overlay and execution services. They compared the net expense ratio and advisory fee of each TOPS Risk Managed Portfolio to its Morningstar category and peer group, acknowledging that each Fund had a higher net expense ratio but that the advisory fee and net expenses were more in line with the peer groups, and the advisory fee was competitive. They further noted that each Fund’s advisory fee and net expense ratio were within the range of the Morningstar category. The Trustees concluded that the adviser offered access to a strategy at a competitive advisory fee that was not unreasonable.

Profitability.

TOPS Non-Risk Managed Portfolios. The Trustees reviewed the profitability analysis provided by the adviser in connection with the services provided to each Fund. They acknowledged that the adviser indicated that it suffered a loss in connection with its relationship with each Fund. After further discussion, the Trustees concluded that excessive profitability was not a concern at this time for any TOPS Non-Risk Managed Portfolio.

TOPS Risk Managed Portfolios. The Trustees reviewed the profitability analysis provided by the adviser in connection with the services provided to each Fund. They noted that the adviser indicated that it received a profit in connection with its relationship to TOPS Risk Balanced, TOPS Risk Growth, TOPS Risk ETF. They further noted that the adviser indicated that it suffered a loss in connection with its relationship with the TOPS Risk Flex. The Trustees noted that the amount of profits was reasonable in terms of actual dollars and percentage of revenue. After further discussion, the Trustees concluded that the adviser was not realizing an excessive profit from the advisory services provided to any of the TOPS Risk Managed Portfolios.

Economies of Scale. The Trustees noted the Funds’ competitive fees and considered the size of each Fund. They also considered the adviser’s assertion that breakpoints would, therefore, be unlikely in the near term. They noted, however, the adviser’s willingness to discuss the matter of economies as a Fund’s size materially increased. After further discussion, it was the consensus of the Trustees that based on the existing, competitive advisory fees and each Fund’s current asset level, material economies of scale had not yet been reached and the absence of breakpoints was reasonable. The Trustees agreed to monitor this issue and revisit this discussion as each Fund’s size increased significantly.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure for each TOPS Portfolio was not unreasonable and that renewal of the advisory agreement for each TOPS Portfolio was in the best interests of the shareholders of each TOPS Portfolio.

Milliman Financial Risk Management, LLC - Sub-Adviser to the TOPS Portfolios*

In connection with the regular meeting held on November 13-14, 2019 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Milliman Financial Risk Management and ValMark Advisers, Inc. (“Adviser”), with respect to the TOPS Risk Managed Portfolios. In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the sub-adviser was a global leader in financial risk management services and specialized in providing investment advisory, custom hedging solutions, and consulting services. The Trustees reviewed the backgrounds of the personnel responsible for serving the Funds, taking note of their financial industry experience, technical expertise, and actuarial experience. The Trustees noted that for the TOPS Managed Risk Portfolios, the sub-adviser applied a capital protection strategy that was implemented by performing daily risk management calculations. They reviewed the sub-adviser’s internally developed risk systems and acknowledged that the sub-adviser evaluated the effectiveness of its hedging strategy by evaluating back-tested data and mock hedging scenarios. The Trustees noted that the sub-adviser provided non-discretionary trading services to each of the TOPS Portfolios, which allowed the Funds to maximize efficiencies. The Trustees observed that the sub-adviser maintained several risk management systems and recognized that risk management was a core function of the sub-adviser’s business. The Trustees discussed the sub-adviser’s process for monitoring compliance with each Fund’s investment limitations, noting that the sub-adviser set specific trading thresholds into its trading and compliance systems. They further noted that the sub-adviser’s systems allowed the sub-adviser to quickly generate accurate post-trade reports. The Trustees acknowledged the sub-adviser’s history and global reputation for financial risk management services. The Trustees concluded, based upon their review, that the sub-adviser provided a high level of quality service to the adviser, the TOPS Portfolios and their shareholders.

Performance. The Trustees reviewed the performance of the TOPS Risk Managed Portfolios, particularly noting the impact of the sub-adviser’s hedging strategy. They acknowledged that the sub-adviser’s hedging strategy was designed to decrease the impact of volatility on each of the TOPS Risk Managed Portfolios, even if this negatively impacted each Fund’s performance. The Trustees noted that the sub-adviser’s hedging strategy was designed to perform optimally during sustained market declines and would underperform during periods of market growth. They further noted that the sub-adviser’s hedging strategy appeared to be functioning as intended.

Fees and Expenses. The Trustees reviewed the fee arrangement between the adviser and sub-adviser with respect to the TOPS Risk Managed Portfolios and the TOPS Non-Risk Managed Portfolios. They noted that the sub-adviser received a fixed fee for the execution services provided to the TOPS Non-Risk Managed Portfolios. They reviewed the fee split between the adviser and the sub-adviser with respect to the TOPS Managed Risk Portfolios, noting that the sub-adviser received 0.20% of the Fund’s average daily net assets from the adviser’s fees. The Trustees considered the fees the sub-adviser charged for the Managed Risk Portfolios compared to managing similar accounts, noting that each Fund’s sub-advisory fee was slightly higher than the fee charged to the sub-adviser’s similar accounts. The Trustees noted the sub-adviser’s explanation that the sub-advisory fee was lower for its similar accounts due to anticipated economies. After further discussion, the Trustees concluded that the sub-advisory fee charged with respect to each TOPS Portfolio was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser with respect to each of the TOPS Portfolios. They noted that the sub-adviser realized profits in terms of actual dollars and percentage of revenue in connection with its relationship with the TOPS Portfolios. They further noted that the sub-adviser indicated higher profits with regards to the TOPS Managed Risk Portfolios due to the structure of the fee arrangement. The Trustees concluded that excessive profitability was not a concern at this time.

Economies of Scale. The Trustees considered whether economies of scale had been achieved by the sub-adviser with respect to the management of the TOPS Portfolios. The Trustees agreed that, with respect to the execution services provided to the TOPS Non-Risk Managed Portfolios, the fees were so modest that the Portfolios were already realizing certain economies. With respect to the other TOPS Risk Managed Portfolios, the Trustees agreed this was primarily an issue that should be, and had been, considered with respect to the overall advisory contract with the adviser, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that each sub-advisory fee was not unreasonable and that renewal of the agreement was in the best interests of the shareholders of each of the TOPS Portfolios.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

TOPS® ETF Portfolios
EXPENSE EXAMPLES (Unaudited)
December 31, 2019

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The “Actual” columns in the tables below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the tables below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Class 1	Ratio	7-1-19	12-31-19	Period*	12-31-19	Period*
Aggressive Growth ETF Portfolio	0.25%	$1,000.00	$1,080.10	$1.28	$1,023.94	$1.28
Balanced ETF Portfolio	0.24%	$1,000.00	$1,053.00	$1.26	$1,023.98	$1.24
Conservative ETF Portfolio	0.28%	$1,000.00	$1,038.30	$1.43	$1,023.81	$1.42
Growth ETF Portfolio	0.23%	$1,000.00	$1,071.30	$1.21	$1,024.03	$1.19
Moderate Growth ETF Portfolio	0.23%	$1,000.00	$1,061.70	$1.18	$1,024.06	$1.15

TOPS® ETF Portfolios
EXPENSE EXAMPLES (Unaudited) (Continued)
December 31, 2019

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Class 2	Ratio	7-1-19	12-31-19	Period*	12-31-19	Period*
Aggressive Growth ETF Portfolio	0.50%	$1,000.00	$1,078.70	$2.62	$1,022.68	$2.55
Balanced ETF Portfolio	0.49%	$1,000.00	$1,051.60	$2.56	$1,022.71	$2.52
Conservative ETF Portfolio	0.53%	$1,000.00	$1,036.50	$2.71	$1,022.55	$2.69
Growth ETF Portfolio	0.48%	$1,000.00	$1,069.90	$2.52	$1,022.77	$2.46
Moderate Growth ETF Portfolio	0.48%	$1,000.00	$1,060.60	$2.48	$1,022.80	$2.43

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Investor Class	Ratio	7-1-19	12-31-19	Period*	12-31-19	Period*
Aggressive Growth ETF Portfolio	0.75%	$1,000.00	$1,077.60	$3.93	$1,021.42	$3.83
Balanced ETF Portfolio	0.74%	$1,000.00	$1,050.70	$3.82	$1,021.48	$3.77
Conservative ETF Portfolio	0.78%	$1,000.00	$1,035.80	$3.99	$1,021.29	$3.96
Growth ETF Portfolio	0.73%	$1,000.00	$1,068.50	$3.82	$1,021.51	$3.73
Moderate Growth ETF Portfolio	0.73%	$1,000.00	$1,059.30	$3.77	$1,021.54	$3.70

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Service Class	Ratio	7-1-19	12-31-19	Period*	12-31-19	Period*
Aggressive Growth ETF Portfolio	0.55%	$1,000.00	$1,078.60	$2.88	$1,022.43	$2.80
Balanced ETF Portfolio	0.54%	$1,000.00	$1,052.30	$2.79	$1,022.48	$2.75
Conservative ETF Portfolio	0.58%	$1,000.00	$1,036.40	$2.98	$1,022.28	$2.96
Growth ETF Portfolio	0.53%	$1,000.00	$1,070.20	$2.78	$1,022.52	$2.71
Moderate Growth ETF Portfolio	0.53%	$1,000.00	$1,059.80	$2.73	$1,022.55	$2.68

*	Expenses are equal to the average account value over the period, multiplied by each Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

TOPS® ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2019

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); OFI Carlyle Global Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Northern Lights Fund Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Fund Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-2015). AICPA Auditing Standards Board Member (2009-2012).	9	Northern Lights Variable Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Fund Trust (since 2007).

12/31/19-NLVT-v3

TOPS® ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President of The Ultimus Group, LLC and Executive Vice President of Gemini Fund Services, LLC (since 2019) President, Gemini Fund Services, LLC (2012 - 2019); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President Gemini Fund Services, LLC (2012 – 2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2019, the Trust was comprised of 15 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Portfolios managed by the Advisor. The Portfolios do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-572-5945.

12/31/19-NLVT-v3

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-855 -572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)       Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)       The Code of Ethics is not posted on Registrant’ website.

(f)       A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2019 - $56,500

FYE 2018 - $55,000

(b)	Audit-Related Fees

FYE 2019 - None

FYE 2018 - None

(c)	Tax Fees

FYE 2019 - $16,000

FYE 2018 - $15,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2019 – None

FYE 2018 – None

(e)	(1)	Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	2019	2018
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $56,500

2018 - $55,000

(h)        The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure Of Securities Lending Activities For Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)  Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf
Kevin E. Wolf, Principal Executive Officer/President

Date	3/9/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf
Kevin E. Wolf, Principal Executive Officer/President

Date	3/9/2020

By (Signature and Title)

/s/ Jim Colantino
Jim Colantino, Principal Financial Officer/Treasurer

Date	3/9/2020

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2019 - $56,500

FYE 2018 - $55,000

(b)	Audit-Related Fees

FYE 2019 - None

FYE 2018 - None

(c)	Tax Fees

FYE 2019 - $16,000

FYE 2018 - $15,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2019 - None

FYE 2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019    2018

Audit-Related Fees:      0.00%   0.00%

Tax Fees:      0.00%   0.00%

All Other Fees:      0.00%   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $56,500

2018 - $55,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure Of Securities Lending Activities For Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/9/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/9/2020

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/9/2020